Exhibit 99.3

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004 -NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004 -NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays . Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up - to-date. The Information contained herein is preliminary and is has been prepared solely for information purpose s. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the ass umptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as man ager, co -manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related deri vatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Document s") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained b y contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records

1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $400,668,306
Number of Loans: 1,495
Average Current Balance: $268,006
Weighted Average Coupon: 6.086%
Weighted Average Net Coupon: 5.566%
Weighted Average Remaining Term: 352
Weighted Average Seasoning: 4
Second Liens: 0.00%
Weighted Average Combined OLTV: 82.07%
Weighted Average FICO: 671
Loans w/ Prepay Penalties: 78.99%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 6.086%
Weighted Average Remaining Term (Arm Only): 352
Weighted Average Margin: 5.327%
Weighted Average Initial Per Cap: 1.601%
Weighted Average Per Cap: 1.601%
Weighted Average Lifetime Rate Cap: 7.010%
Weighted Average Months To Roll: 20
:
Loan Type:
Fixed: 0.00%
Balloons: 0.00%
2-28 Arms: 87.85%
3-27 Arms: 5.40%
Other Hybrid: 6.75%
:
Index:
6-Month Libor: 93.25%
1-Month Libor: 6.75%
Other Index: 0.00%



2. Loan Purpose
                                                                % of Mortgage    Weighted    Weighted
                                                                 Loan Pool by     Average    Average        Weighted
                             Number of        Aggregate           Aggregate       Gross     Remaining       Average
Loan                          Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Purpose                        Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
Purchase                           915        $239,533,120               59.78      6.079         353              81.84
Refinance - Cashout                485         138,408,282               34.54      6.138         352              82.45
Refinance - Rate Term               95          22,726,904                5.67      5.835         349              82.10
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                           1,495        $400,668,306              100.00      6.086         352              82.07



3. Occupancy
                                                             % of Mortgage    Weighted    Weighted
                                                              Loan Pool by     Average    Average        Weighted
                          Number of        Aggregate           Aggregate       Gross     Remaining       Average
                           Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Occupancy                   Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------   ---------   -----------------   -----------------  ---------   ----------  ----------------
Primary                      1,468        $394,327,706               98.42      6.078         352              82.06
Investment                      15           3,412,268                0.85      6.547         356              79.46
Second Home                     12           2,928,331                0.73      6.634         351              86.64
-----------------------   ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                       1,495        $400,668,306              100.00      6.086         352              82.07



4. Property Type
                                                                   % of Mortgage    Weighted    Weighted
                                                                    Loan Pool by     Average    Average        Weighted
                                Number of        Aggregate           Aggregate       Gross     Remaining       Average
Property                         Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Type                              Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------         ---------   -----------------   -----------------  ---------   ----------  ----------------
Single Family Residence            1,086        $293,230,990               73.19      6.076         353              82.22
PUD                                  186          48,495,504               12.10      6.048         350              81.20
Condo                                135          32,141,223                8.02      6.039         350              82.28
2-4 Family                            88          26,800,589                6.69      6.312         354              81.73
-----------------------         ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                             1,495        $400,668,306              100.00      6.086         352              82.07



5. Documentation Type
                                                                % of Mortgage    Weighted    Weighted
                                                                 Loan Pool by     Average    Average        Weighted
                             Number of        Aggregate           Aggregate       Gross     Remaining       Average
Documentation                 Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Type                           Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
Stated Documentation            1,048        $284,928,689               71.11      6.162         351              81.66
Full Documentation                404         103,548,557               25.84      5.879         355              83.03
Limited Documentation              43          12,191,060                3.04      6.055         356              83.44
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                          1,495        $400,668,306              100.00      6.086         352              82.07



6. Fico Distribution
                                                              % of Mortgage    Weighted    Weighted
                                                                Loan Pool by     Average    Average        Weighted
                            Number of        Aggregate           Aggregate       Gross     Remaining       Average
Fico                         Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Distribution                  Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------     ---------   -----------------   -----------------  ---------   ----------  ----------------
580 - 599                         29          $7,263,645                1.81      6.255         356              78.20
600 - 619                         34           9,028,922                2.25      6.220         356              79.15
620 - 639                        228          60,609,322               15.13      6.215         356              83.01
640 - 659                        384         101,186,879               25.25      6.199         356              82.36
660 - 679                        301          79,460,849               19.83      6.120         353              81.66
680 - 699                        212          61,051,271               15.24      5.982         347              82.39
700 - 719                        125          31,980,917                7.98      5.919         350              82.01
720 - 739                         78          21,313,832                5.32      5.832         343              82.36
740 - 759                         49          13,137,211                3.28      5.889         347              81.10
760 >=                            55          15,635,458                3.90      5.779         342              81.42
-----------------------     ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                         1,495        $400,668,306              100.00      6.086         352              82.07
-----------------------     ---------   -----------------   -----------------  ---------   ----------  ----------------
Minimum: 580
Maximum: 803
Weighted Average: 671.5



7. Combined Original Loan-to-Value Ratio (%)
                                                             % of Mortgage    Weighted    Weighted
Combined                                                      Loan Pool by     Average    Average        Weighted
Original                  Number of        Aggregate           Aggregate       Gross     Remaining       Average
Loan-to-Value              Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Ratio (%)                   Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------   ---------   -----------------   -----------------  ---------   ----------  ----------------
30.01 - 40.00                    4            $624,937                0.16      6.132         356              37.27
40.01 - 50.00                    2             590,000                0.15      6.147         357              47.20
50.01 - 60.00                   12           3,213,430                0.80      5.946         344              55.80
60.01 - 70.00                   40          10,501,635                2.62      5.915         351              66.51
70.01 - 80.00                  985         251,423,154               62.75      6.041         353              79.60
80.01 - 90.00                  367         110,468,011               27.57      6.111         350              87.66
90.01 - 100.00                  85          23,847,140                5.95      6.530         357              94.69
-----------------------   ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                       1,495        $400,668,306              100.00      6.086         352              82.07
-----------------------   ---------   -----------------   -----------------  ---------   ----------  ----------------
Minimum: 31.75
Maximum: 95.00
Weighted Average by Original Balance: 82.07
Weighted Average by Current Balance: 82.07



8. Current Principal Balance ($)

                                                                % of Mortgage    Weighted    Weighted
                                                                 Loan Pool by     Average    Average        Weighted
Current                      Number of        Aggregate           Aggregate       Gross     Remaining       Average
Principal                     Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Balance ($)                    Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
$50,001 - $75,000                   5            $333,120                0.08      7.243         357              88.60
$75,001 - $100,000                 36           3,300,395                0.82      6.477         356              79.03
$100,001 - $150,000               185          23,418,388                5.84      6.186         355              81.20
$150,001 - $200,000               246          43,756,549               10.92      6.207         354              80.77
$200,001 - $250,000               221          49,776,242               12.42      6.139         355              81.12
$250,001 - $300,000               234          63,941,533               15.96      6.096         353              82.16
$300,001 - $350,000               236          76,388,459               19.07      6.059         352              81.87
$350,001 - $400,000               179          67,135,772               16.76      6.109         354              82.92
$400,001 - $450,000                71          30,025,473                7.49      6.042         353              84.36
$450,001 - $500,000                47          22,519,485                5.62      6.039         350              83.32
$500,001 - $550,000                16           8,421,909                2.10      5.609         337              81.64
$550,001 - $600,000                11           6,389,259                1.59      5.625         334              81.82
$600,001 - $650,000                 6           3,812,128                0.95      5.183         306              82.52
$650,001 - $700,000                 1             700,000                0.17      6.550         356              71.79
$700,001 - $750,000                 1             749,593                0.19      6.500         357              78.95
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                          1,495        $400,668,306              100.00      6.086         352              82.07
-----------------------      ---------   -----------------   -----------------  ---------   ----------  ----------------
Minimum: 58,500.00
Maximum: 749,592.66
Average: 268,005.56



9. Geographical Distribution
                                                              % of Mortgage    Weighted    Weighted
                                                               Loan Pool by     Average    Average        Weighted
                           Number of        Aggregate           Aggregate       Gross     Remaining       Average
Geographical                Mortgage      Cut-off Date        Cut-off Date    Interest       Term
Distribution                 Loans     Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
-----------------------    ---------   -----------------   -----------------  ---------   ----------  ----------------
Alabama                            1            $126,400                0.03      7.025         357              80.00
Arizona                           39           7,539,515                1.88      6.282         353              82.24
Arkansas                           1             463,125                0.12      6.100         357              95.00
California                       914         272,690,874               68.06      6.032         352              81.69
Colorado                          69          13,696,357                3.42      6.150         354              82.40
Connecticut                       14           3,037,889                0.76      6.133         357              83.80
Florida                            4           1,045,694                0.26      5.824         329              83.23
Georgia                           25           4,624,381                1.15      6.217         350              81.58
Hawaii                            22           6,332,391                1.58      5.952         348              81.93
Idaho                              6             893,858                0.22      6.204         356              80.91
Illinois                          23           5,641,391                1.41      6.604         354              79.85
Indiana                            4             803,503                0.20      6.389         357              93.21
Iowa                               1             190,000                0.05      7.900         357              95.00
Kansas                             2             223,400                0.06      5.999         357              88.02
Kentucky                           5             601,190                0.15      6.605         357              83.27
Louisiana                          1             124,196                0.03      4.625         295              71.63
Maryland                          11           2,526,529                0.63      6.518         356              83.42
Massachusetts                     40          11,838,525                2.95      6.126         353              81.70
Michigan                          26           5,466,638                1.36      6.115         342              85.06
Minnesota                         17           3,705,132                0.92      6.118         352              82.78
Mississippi                        3             303,685                0.08      6.169         356              83.47
Montana                            3           1,512,002                0.38      6.353         356              80.79
Nevada                            45          10,265,070                2.56      6.105         351              83.55
New Jersey                        15           4,060,244                1.01      6.378         357              84.90
New Mexico                         8           1,506,748                0.38      6.673         356              84.10
New York                          39          12,450,312                3.11      6.244         357              85.43
North Carolina                    11           1,814,831                0.45      6.037         350              85.76
North Dakota                       2             254,285                0.06      6.227         356              80.00
Ohio                               9           1,208,291                0.30      6.543         351              87.63
Oklahoma                           1             108,000                0.03      6.900         356              80.00
Oregon                            28           4,794,567                1.20      6.071         349              80.03
Rhode Island                       2             381,200                0.10      5.666         357              80.00
South Carolina                     5             589,298                0.15      6.522         356              85.15
Tennessee                          9           1,293,223                0.32      6.238         356              81.21
Texas                              2             757,600                0.19      5.330         309              80.00
Utah                              14           2,341,660                0.58      6.557         356              83.86
Virginia                           3             808,000                0.20      6.133         357              80.00
Washington                        71          14,648,304                3.66      6.151         354              82.01
-----------------------    ---------   -----------------   -----------------  ---------   ----------  ----------------
Total:                         1,495        $400,668,306              100.00      6.086         352              82.07
-----------------------    ---------   -----------------   -----------------  ---------   ----------  ----------------
Number of States Represented: 38



600k($)>10. Original Principal Balance > 600k ($)
                                                                                                    Pct
Original                                  % of      Weighted    Weighted    Weighted     Pct        Cash        Pct
Principal                   Current      Current     Average     Average     Average    Owner      -out         Full
Balance > 600k ($)          Balance      Balance     Coupon       Fico       OLTV        Occ        Refi        Doc
------------------      -------------    -------    --------    --------    --------  ---------   --------    --------
$600,001 - $650,000      3,812,128.37       72.45      5.183        704      82.52     100.00      16.72       33.53
$650,001 - $700,000        700,000.00       13.30      6.550        625      71.79     100.00     100.00      100.00
$700,001 - $750,000        749,592.66       14.25      6.500        636      78.95     100.00     100.00      100.00
------------------      -------------    -------    --------    --------    --------  ---------   --------    --------
Total:                   5,261,721.03      100.00      5.552        684      80.59     100.00      39.67       51.84